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                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

                  THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation, with headquarters located at 2222 West Peoria Avenue, Phoenix, AZ 85029 (the "Company"), and each entity named on a signature page hereto (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements, as defined below, referred to therein).

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of Series C Convertible Preferred Stock, par value $0.001 per share and having a stated value of $1,000 per share, of the Company (the "Convertible Preferred Stock") which will be convertible into shares of Common Stock, $.001 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Convertible Preferred Stock, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock (the "Warrant Shares"), and subject to acceptance of this Agreement by the Company;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.       AGREEMENT TO PURCHASE; PURCHASE PRICE.

                  A.       PURCHASE; CERTAIN DEFINITIONS.

                  (i) The undersigned hereby agrees to purchase from the Company Convertible Preferred Stock having a stated value in the amount set forth on the Buyer's signature page of this Agreement (the "Preferred Stock," which term includes the Initial Preferred Stock and the Additional Preferred Stock, as defined below), out of a total offering of such Convertible Preferred Stock having a stated value of up to $2,300,000, and having the terms and conditions set forth in the Certificate

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of Designations of the Series C Convertible Preferred Stock of the Company
attached hereto as ANNEX I (the "Certificate of Designations").

                  (ii) Subject to the terms and conditions of this Agreement and the other Transaction Agreements, the Buyer will purchase (x) Convertible Preferred Stock having a stated value of $1,300,000 multiplied by the Buyer's Allocable Share (the "Initial Preferred Stock") on the Initial Closing Date (as those terms are defined below) and (y) Convertible Preferred Stock having a stated value of $1,000,000 multiplied by the Buyer's Allocable Share (the "Additional Preferred Stock") on the Additional Closing Date (as defined below).

                  (iii) The purchase price to be paid by the Buyer for the Preferred Stock (the "Purchase Price") shall be equal to the stated value of the Initial Preferred Stock or the Additional Preferred Stock, as the case may be, and shall be payable in United States Dollars.

                  B. CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

                  (i) "Additional Closing Date" means the date of the closing of the purchase and sale of the Additional Preferred Stock, as provided herein.

                  (ii) "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

                  (iii) "Buyer's Allocable Share" means the fraction of which the numerator is the stated value of the Buyer's Preferred Stock specified on the Buyer's signature page of this Agreement and the denominator is $2,300,000.

                  (iv) "Certificates" means (x) the stock certificates, duly executed by the Company and issued in the name of the Buyer, representing the Preferred Stock being issued to the Buyer on the relevant Closing Date and (y) the Warrants, each duly executed on behalf of the Company and issued in the name of the Buyer, being issued to the Buyer on the relevant Closing Date.

                  (v) "Closing Date" means the Initial Closing Date or the Additional Closing Date, as the case may be.

                  (vi) "Converted Shares" means the shares of Common Stock issuable upon conversion of the Preferred Stock.

                  (vii) "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights Agreement defined below).

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                  (viii)   "Escrow Funds" means the Purchase Price delivered to
the Escrow Agent as contemplated by Section 1(d) hereof.

                  (ix) "Escrow Property" means the Escrow Funds and the Certificates delivered to the Escrow Agent as contemplated by Section 1(c) hereof.

                  (x) "First Effective Date" means the Effective Date for the First Registration Statement.

                  (xi) "First Registration Statement" means the Registration Statement for all Registrable Securities attributable to the Initial Preferred Stock and the Warrants issued on the Initial Closing Date.

                  (xii) "Initial Closing Date" means the date of the closing of the purchase and sale of the Initial Preferred Stock, as provided herein.

                  (xiii) "Keery Principal" means each of Frank Keery, Patrick Keery and Barbara Keery, or any entity, including, without limitation, for profit or non-profit corporations, partnerships and trusts, whose voting rights regarding Common Stock of the Company is subject to the direction, control or other influence of any of them, and "Keery Principals" means any two or more of them.

                  (xiv)    "Last Audited Date" means January 1, 2000.

                  (xv) "Market Price of the Common Stock" means the average closing bid price of the Common Stock for the ten (10) trading days ending on the trading day immediately before the date indicated in the relevant provision hereof, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market.

                  (xvi) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

                  (xvii) "Securities" means the Preferred Stock, the Warrants, the Converted Shares and the Warrant Shares.

                  (xviii) "Shares" means the shares of Common Stock representing any or all of the Converted Shares and the Warrant Shares.

                  (xix) "Specified Period" means the period from the date hereof through and including the earlier of (x) the date which is the first annual anniversary of the Initial Closing Date or (y) the later of (I) the date as of which the Buyer owns no Preferred Stock , (II) the date on which the Company's right to issue an Additional Closing Date Notice (as defined below) has expired without such notice being issued, or (III) if the Company gave an Additional Closing Date Notice, the date which is seventy (70) days after the First Effective Date.

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                  (xx)     "Transaction Agreements" means the Securities
Purchase Agreement, the Certificate of Designations, the Registration Rights Agreement, the Warrants, and the Joint Escrow Instructions (as defined below).

                  c.       FORM OF PAYMENT; DELIVERY OF CERTIFICATES.

                  (i) The Buyer shall pay the Purchase Price for the relevant Preferred Stock by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Joint Escrow Instructions") on the date prior to the relevant Closing Date.

                  (ii) No later than the relevant Closing Date, but in any event promptly following payment by the Buyer to the Escrow Agent of the relevant Purchase Price, the Company shall deliver the Certificates to the Escrow Agent.

                  (iii) By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  d. METHOD OF PAYMENT. Payment into escrow of the Purchase Price shall be made by wire transfer of funds to:

         Bank of New York
         350 Fifth Avenue
         New York, New York 10001

         ABA# 021000018
         For credit to the account of Krieger & Prager LLP
         Account No.:    [To be provided to the Buyer by Krieger & Prager LLP]
         Re:      Titan Motorcycle Transaction

Not later than 5:00 p.m., New York time, on the date that is one (1) Nasdaq/SmallCap Market trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the Purchase Price for the Initial Preferred Stock in immediately available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment shall allow the Company to cancel this Agreement.

                  e. ESCROW PROPERTY. The Purchase Price delivered to the Escrow Agent as contemplated by Section 1(d) hereof is referred to as the "Escrow Funds." The Escrow Funds and

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the Certificates delivered to the Escrow Agent as contemplated by Section 1(c)
hereof are referred to as the "Escrow Property."

                  2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement, the Buyer is purchasing the Preferred Stock and the Warrants and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

                  b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

                  c. All subsequent offers and sales of the Preferred Stock and the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

                  d. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

                  e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock and the offer of the Shares which have been requested by the Buyer, including those set forth on ANNEX V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K, as amended, for the fiscal year ended January 1, 2000, (2) Quarterly Report on Form 10-Q for the fiscal

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quarter ended April 1, 2000, (3) Current Report on Form 8-K filed on May 24,
2000, and (4) Registration Statement on Form S-3 filed on June 14, 1999 (collectively, the "Company's SEC Documents").

                  f. The Buyer understands that its investment in the Securities involves a high degree of risk.

                  g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

                  h. This Agreement and the other Transaction Agreements to which the Buyer is a party have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  i. As of each Closing Date, the Buyer holds no short position with respect tot to the Common Stock of the Company resulting from a Short Sale (as defined below). So long as the Company is in compliance in all material respects with its obligations to the Buyer under each of the Transaction Agreements, the Buyer shall not engage in any open market Short Sales of the Common Stock during either

         (x) the period from the relevant Closing Date until the earlier of (I) the Effective Date for the Registrable Securities attributable to the transactions consummated on that Closing Date or (II) thirty (30) days after the Required Effective Date contemplated by the Registration Rights Agreement with respect to the transactions consummated on that Closing Date, or

         (y) the period which is twenty (20) days prior to each Reset Pricing Date (as defined in the Certificate of Designations),

in each case other than upon the exercise of any rights to cause the Company to issue shares of Common Stock to the Buyer; provided, however, that unless and until the Company has affirmatively demonstrated by the use of specific evidence that the Buyer is engaging in such open market Short Sales and has obtained an injunction to that effect against the Buyer from a court of competent jurisdiction, the Buyer shall be assumed to be in compliance with the provisions of this Section 2(i) and the Company shall remain obligated to fulfill all of its obligations under the Transaction Agreements; and provided, further, that the Company shall under no circumstances be entitled to request or demand that the Buyer affirmatively demonstrate that it has not engaged in any such Short Sales as a condition to the Company's fulfillment of its obligations under any of the Transaction Agreements and shall not assert the Buyer's failure to demonstrate such absence of such Short Sales as a defense to any breach of the Company's obligations under any of the Transaction

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Agreements. As used herein, "Short Sales" has the meaning provided in Rule 3b-3 under the 1934 Act. Nothing in this Section 2(i) shall prohibit or limit a sale, including a Short Sale, by the Buyer effected on or after the date on which the Buyer gives appropriate notice to the Company entitling the Buyer to receive a number of shares of Common Stock equal to or greater than the number of shares so sold.

                  3.       COMPANY REPRESENTATIONS, ETC.

                  The Company represents and warrants to the Buyer as of the date hereof and as of each Closing Date that, except as provided in ANNEX V hereto:

                  a. CONCERNING THE PREFERRED STOCK AND THE SHARES. The Preferred Stock has been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability solely by reason of acquiring the Preferred Stock hereunder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Preferred Stock, the Warrants or the Shares. No party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

                  b. REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole,. The Company has registered its Common Stock and is obligated to file reports pursuant to Section 12 of the 1934 Act. The Common Stock is listed and traded on The NASDAQ/SmallCap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

                  c. AUTHORIZED SHARES. The authorized capital stock of the Company consists of (i) 90,000,000 shares of Common Stock, $.001 par value per share, of which 17,501,187 are outstanding as of the date hereof. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has sufficient authorized and unissued shares of Common Stock as may be reasonably necessary to effect the issuance of the Shares. The Converted Shares and the Warrant Shares have been duly authorized and, when issued upon conversion of, or as dividends on, the Preferred Stock or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

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                  d.       SECURITIES PURCHASE AGREEMENT; REGISTRATION RIGHTS
AGREEMENT AND STOCK. This Agreement , the Registration Rights Agreement, the form of which is attached hereto as ANNEX IV (the "Registration Rights Agreement") and the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and each of the other Transaction Agreements, when executed and delivered by the Company, will be, a valid and binding agreement of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

                  e. NON-CONTRAVENTION. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by the Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole, or on the transactions contemplated herein.

                  f. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

                  g. SEC FILINGS. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since May 1, 1999 timely filed all requisite forms, reports and exhibits thereto with the SEC.

                  h. ABSENCE OF CERTAIN CHANGES. Since the Last Audited Date, there has been no material adverse change and no material adverse development in the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole, except as disclosed in the Company's SEC Documents. Since the Last Audited Date, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject

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to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

                  i. FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the Transaction Agreements, or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

                  j. ABSENCE OF LITIGATION. Except as set forth in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole, or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

                  k. ABSENCE OF EVENTS OF DEFAULT. Except as set forth in the Company's SEC Documents, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole.

                  l. PRIOR ISSUES. Except as set forth in the Company's SEC Documents, during the twelve (12) months preceding the date hereof, the Company has not issued any convertible

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securities. As of the date hereof, the outstanding unconverted principal amount of each convertible security issued by the Company is as set forth in ANNEX V hereto.

                  m. NO UNDISCLOSED LIABILITIES OR EVENTS. The Company has no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, and which individually or in the aggregate, do not or would not have a material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole,. No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company (other than the transactions contemplated by the Transaction Agreements) which proposal would (x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

                  n. NO DEFAULT. Except as provided in the Company's SEC Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

                  o. NO INTEGRATED OFFERING. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since November 1, 1999, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

                  p. DILUTION. The number of Shares issuable upon conversion of the Preferred Stock and the exercise of the Warrants may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the conversion of the Preferred Stock. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Preferred Stock and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and, unless the Company has put up a bond for the benefit of the

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Buyer in an amount equal to at least 130% of the stated value of the Preferred
Stock being converted or of the Common Stock subject to the exercise of the Warrant, the Company will honor every Notice of Conversion (as defined in the Certificate of Designations) relating to the conversion of the Preferred Stock and every Notice of Exercise Form (as contemplated by the Warrants) relating to the exercise of the Warrants unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

                  q. BROKERS, FINDERS. The Company has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by Buyer relating to this Agreement or the transactions contemplated hereby. Buyer shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 3(q) that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Buyer, its employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

                  4.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  a.       TRANSFER RESTRICTIONS. The Buyer acknowledges that
(1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or
(B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                  b. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the Preferred Stock and the Warrants, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

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                  THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  c. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement on or before the Initial Closing Date.

                  d. FILINGS. (i) The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

                           (ii)     Subject to the conditions of the immediately
following sentence, the Company undertakes and agrees to take all steps necessary to have a meeting and vote of the stockholders of the Company no later than the Meeting Date (as defined below) regarding authorization of the Company's issuance to the holders of the Preferred Stock of shares of Common Stock in excess of twenty percent (20%) of the outstanding shares of Common Stock on the date of this Agreement in accordance with NASDAQ Rule 4310(c)(25)(H)(i) or Rule 4460(i)(1), as may be applicable, or to increase the authorized shares of Common Stock of the Company if and as may be necessary to enable the Company to meet its obligations regarding the reservation of shares and the conversion of the Preferred Stock as contemplated by the Certificates of Designations and the other Transaction Agreements. The term "Meeting Date" means July 26, 2000, the date on which the Company holds its next regular or special stockholders meeting. The Company will recommend to the stockholders that such authorization be granted and will seek proxies from stockholders not attending the meeting naming a director or officer of the Company as such stockholder's proxy and directing the proxy to vote, or giving the proxy the authority to vote, in favor of such authorization. Upon determination that the stockholders have voted in favor of such authorization, the Company shall cause its counsel to issue to the Buyer an unqualified opinion (the "Authorization Opinion") that such authorization has been duly adopted by all necessary corporate action of the Company and that the Company will be able to issue, without restriction as to the number of such shares, all shares of Common Stock as may be issuable upon conversion of the Preferred Stock and without any limits imposed by the Cap Regulations (as defined in the Certificate of Designations) adopted on or before and in effect on the date of the Authorization Opinion. The Authorization Opinion shall state that the Buyer may rely thereon in connection with the transactions contemplated by this Agreement and the other Transaction Agreements regarding its holdings of the Preferred Stock. If, for any reason, (x) the Authorization Opinion is not issued within five (5) business days after such meeting, (y) the meeting is not held within thirty (30) days after the Meeting Date or (z) the requisite stockholder approval is not obtained at the meeting, then in lieu of issuing any shares in violation of NASDAQ

Rule 4310(c)(25)(H) or Rule 4460(i)(1), as may be applicable, or any of the other Cap Regulations, the Company shall the Company shall redeem all outstanding Unconverted Shares (as defined in the Certificate of Designations) as set forth in Article VI of the Certificate of Designations (and subject to the limitations, including those set forth in Paragraph D, of said Article VI) within sixty (60) days after the Meeting Date; provided, however, that at any time prior to the payment of the redemption amount, the Buyer may request the Company to, and the Company will, voluntarily delist the Common Stock from The NASDAQ/SmallCap Market and cause its shares to be listed on The NASDAQ/Bulletin Board Market and upon such listing on the NASDAQ Bulletin Board Market the obligation to redeem all Unconverted Shares will terminate.

                  e. REPORTING STATUS. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to obtain, if necessary, and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on The Nasdaq/SmallCap Market and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or The Nasdaq/SmallCap Market.

                  f. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Stock (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Preferred Stock) for internal working capital purposes, and, except as expressly provided herein or the express written consent of the Buyer in each instance, shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person, including any of its affiliates, or to repay any debt to any of its affiliates.

                  g. CERTAIN AGREEMENTS. (i) The Company covenants and agrees that from the date hereof through the date which is one hundred twenty
(120) days after the Effective Date, the Company will not, without the prior written consent of the Buyer in each instance, enter into a Subsequent Sale (as defined below) with any party other than all of the Buyers. A "Subsequent Sale" is a subsequent or further offer or sale of Common Stock or securities convertible into Common Stock (collectively, "New Common Stock"), unless the fixed purchase price or the conversion or exercise price per share of Common Stock is, as of the date of such agreement and as of the closing date of the Subsequent Sale, both (x) more than the Conversion Price and (y) not below eighty percent (80%) of the Market Price of the Common Stock. It shall also be a condition of the Company's right to effect the Subsequent Sale that, on the closing date of the Subsequent Sale, the Registration Statement covering all Registrable Shares issued or issuable on the Initial Closing Date and, if applicable, the Additional Closing Date be effective.

                  (ii) On or before the Initial Closing Date, the Company shall obtain the agreement (each, a "Principal's Agreement") of each of the Keery Principals that, without the prior written consent of the Buyer in each instance, such Keery Principal, individually and jointly with the other Keery Principals, will not sell or otherwise transfer or offer to sell or otherwise transfer (except in a private transaction in which the transferee agrees in writing for the benefit of Buyer and enforceable by Buyer, a copy of which written agreement is provided to Buyer, to be bound by the provisions of the Principal's Agreement as if such transferee were a Keery Principal; a "Permitted Keery Transfer")

         (A) prior to the First Effective Date, any shares of Common Stock directly or indirectly held by such Keery Principal, and

         (B) thereafter, not more than three and one-half percent (3.5%) of any shares of Common Stock directly or indirectly held by such Keery Principal during any calendar quarter prior to the expiration of the Specified Period; provided, further, that any such sale or other transfer of any shares of Common Stock shall be made only after the Keery Principal shall have given the Buyer at least thirty (30) days' advance written notice thereof.

Each such Principal's Agreement shall (w) specify that it is entered into as an inducement to the Buyer's execution, delivery and performance of this Agreement,
(x) name the Buyer as a third party beneficiary thereof, (y) acknowledge that the Company's transfer agent will be provided with instructions that, except for Permitted Keery Transfers (where the transferee is then deemed to be a Keery Principal), transfers by a Keery Principal require the consent of the Company and the Buyer, and (z) contemplate that, in addition to any other damages or remedies that may be appropriate, the Principal's Agreement shall be enforceable by injunction sought by the Company and the Buyer or any one or more of them.

                  (iii) In the event the Company breaches the provisions of this Section 4(g), the Conversion Price shall be amended to be equal to (x) 90% of (y) the amount determined in accordance with the provisions of the Certificate of Designations and the other Transaction Agreements without regard to this provision.

                  h. AVAILABLE SHARES. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield (the "Reserved Standard") at least (i) two hundred percent (200%) of the aggregate number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Certificate of Designations and to represent payment of dividends on the Preferred Stock and
(ii) the number of shares issuable upon exercise as may be required to satisfy the exercise rights of the Buyer pursuant to the terms and conditions of the Warrants. If, at any time, the number of shares so authorized and reserved for issuance to all Buyers is less than the number of shares contemplated by Paragraph B of Article VI of the Certificate of Designations, the Company shall promptly take all steps necessary or appropriate, which may include the calling of a special or regular shareholders' meeting, to authorize an increase in the number of authorized shares at least sufficient to enable the Company to comply with the Reserved Standard.


                  i. WARRANTS. The Company agrees to issue to the Buyer on each Closing Date a transferable, divisible warrant (collectively, the "Warrants") for the purchase of shares of Common Stock. The Warrant shall be for the purchase of a number of shares equal to 120% of the Purchase Price divided by the Initial Conversion Price (as defined in the Certificate of Designations). Five- sixths of the shares covered by the Warrant shall have an exercise price equal to one hundred fifty percent (150%) of the Market Price of the Common Stock as of the relevant Closing Date and the balance of shares shall have an exercise price equal to two hundred percent (200%) of the Market Price of the Common Stock as of the relevant Closing Date. Each Warrant will expire on the last calendar day of the month in which the fifth anniversary of the relevant Closing Date occurs. Each Warrant will provide that, subject to certain conditions and limitations set forth therein, the Company will have the right under certain circumstances to require the holder of the each Warrant to exercise up to fifty percent (50%) of the unexercised portion of the Warrant within ten (10) business days or, to the extent such holder does not so exercise the Warrant, that portion of the Warrant will be canceled. The Warrants shall be in the forms annexed hereto as ANNEX VI together with registration rights as provided in the Registration Rights Agreement.

                  j.       [INTENTIONALLY OMITTED]

                  k.       [INTENTIONALLY OMITTED]

                  l.       FUTURE PURCHASES.

                  (i) On a date which is no earlier than the fifteenth day after the First Effective Date and no later than the seventy-fifth day after the First Effective Date, the Company may give notice (the "Additional Closing Date Notice") to the Buyer, with a copy to the Escrow Agent, specifying its demand that the Buyer purchase the Additional Preferred Stock, as contemplated by
Section 1(a)(ii) hereof. The closing of the purchase and sale of the Additional Preferred Stock shall be subject to the provisions of this Section 4(l) and the other terms of this Agreement.

                  (ii) It shall be a condition to the Company's right to issue an Additional Closing Date Notice that, as of the Additional Closing Notice Date, (A) the First Effective Date shall have occurred and the First Registration Statement shall have been declared effective and shall continue to be effective, (C) the Authorization Opinion shall have been issued, (C)each of the Transaction Agreements shall continue to be in full force and effect and be applicable, to the extent relevant, to the Additional Preferred Stock and the Warrants to be issued on the Additional Closing Date (and the Company's issuance of the Additional Closing Date Notice shall constitute the Company's making each such representation and warranty as of such date), (D) the closing bid price for the Common Stock shall not be less than the Initial Conversion Price on any of the ten (10) trading days ending on the trading day immediately prior to the date of the Additional Closing Date Notice, and

(E) the representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects and there shall have been no material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole, from the Initial Closing Date through and including the date the Company gives the Additional Closing Date Notice to the Buyer (and the Company's issuance of the Additional Closing Date Notice shall constitute the Company's making each such representation and warranty as of such date).

                  (iii) Upon the Company's issuance of the Additional Closing Date Notice as provided in the preceding provisions of this Section 4(l), the Buyer shall give written notice to the Company, with a copy to the Escrow Agent, specifying the Additional Closing Date. The Additional Closing Date shall be no later than ten (10) business days after the Buyer receives the Additional Closing Date Notice.

                  (iv) The Buyer's obligations to purchase the Additional Preferred Stock shall terminate (w) if the Additional Closing Date Notice is not given to the Buyer by the sixtieth day after the First Effective Date, (x) if the Company's available shares do not satisfy the provisions of Section 4(h) hereof at any time, (y) if the First Effective Date has not yet occurred as of the date which is four (4) months after the Required Effective Date (as defined in the Registration Rights Agreement), or (z) if the Company effects a Subsequent Sale contemplated by Section 4(g)(i) hereof before the Additional Closing Date.

                  m.       RIGHT OF FIRST REFUSAL, SPECIAL DILUTION PROTECTION.

                  (i) The Company covenants and agrees that, if during the Specified Period, the Company offers to enter into any transaction (a "New Transaction") for the sale of New Common Stock, the Company shall notify the Buyer in writing of all of the terms of such offer (a "New Transaction Offer"). The Buyer shall have the right (the "Right of First Refusal"), exercisable by written notice given to the Company by the close of business on the third business day after the Buyer's receipt of the New Transaction Offer (the
"Right of First Refusal Expiration Date"), to participate, pro rata with the holders of the shares of the Series A and Series B Convertible Preferred Stock (the "Other Preferred Holders"), in all or any part of the New Transaction Offer on the terms so specified. To the extent that any Other Preferred Holders do not elect to participate in the New Transaction, the Right of First Refusal offered to them shall be offered pro rata to the Buyers and the Other Preferred Holders who have elected to exercise their own Right of First Refusal in full.

                  (ii) If, and only if, the Buyer does not exercise the Right of First Refusal in full, the Company may consummate the remaining portion of the New Transaction with any third party (a "New Investor") on the terms specified in the New Transaction Offer within thirty (30) days of the Right of First Refusal Expiration Date. If the New Transaction is not so consummated by such thirtieth day, the provisions of Section 4(m)(i) shall apply again before the Company can consummate a New Transaction with any New Investor.

                  (iii) If the terms of the New Transaction to be consummated with such other party differ in a material respect from the terms specified in the New Transaction Offer so that the terms are more beneficial in any respect to the New Investor, the Company shall give the Buyer a New Transaction Offer relating to the terms of the New Transaction, as so changed, and the Buyer's Right of First Refusal and the preceding terms of this Section 4(m) shall apply with respect to such changed terms.

                  (iv) If there is more than one Buyer signatory to this Agreement, the preceding provisions of this Section 4(m) shall apply pro rata among them (based on their relative Buyer's Allocable Shares), except that, to the extent any such Buyer does not exercise its Right of First Refusal in full (a"Declining Buyer"), the remaining Buyer or Buyers who or which have exercised their own Right of First Refusal in full, shall have the right (pro rata among them based on their relative Buyer's Allocable Shares, if more than one) to exercise all or a portion of such Declining Buyer's unexercised Right of Refusal. Nothing in this Section 4(m) shall be deemed to permit a transaction not otherwise permitted by subparagraph (g)(i).

                  (v) In the event the New Transaction is offered for the sale of New Common Stock or the issuance of warrants or other rights to purchase New Common Stock with such third party at any time prior to the expiration of the Specified Period on terms providing for (x) either a sale price equal to or computed based on, or a determination of a conversion price based on, a lower percentage of the then current market price (howsoever defined or computed) than provided in the Certificate of Designations for determining the Conversion Price or a lower Initial Conversion Price (howsoever defined or computed in the New Transaction documents) and/or (y) the issuance of warrants at an exercise price lower than that provided in the Warrants and/or for a greater number of shares per dollar paid or invested by such third party to or in the Company, the terms of the Certificate of Designations (or other documentation affecting the terms of the Preferred Stock) and the Warrants (whether previously issued and/or converted or not) shall be modified to (i) reduce the relevant Conversion Price, Initial Conversion Price or Warrant exercise price and/or (ii) increase the number of shares covered by the Warrants, in each instance to be equal to that provided in the New Transaction as so consummated (provided, however, that such increased Warrants shall have the same exercise price formula as the New Transaction warrants).

                  5.       TRANSFER AGENT INSTRUCTIONS.

                  a. The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue Common Stock from time to time upon conversion of the Preferred Stock in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Preferred Stock. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Certificate of

Designations, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares or the Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

                  b. Subject to the provisions of this Agreement and the Certificate of Designations, the Company will permit the Buyer to exercise its right to convert the Preferred Stock in the manner contemplated by the Certificate of Designations.

                  c. The Company will authorize its transfer agent to give information relating to the Company directly to the Buyer or the Buyer's representatives upon the request of the Buyer or any such representative , to the extent such information relates to (i) the status of shares of Common Stock issued or claimed to be issued to the Buyer in connection with a Notice of Conversion, or (ii) the number of outstanding shares of Common Stock of all stockholders as of a current or other specified date. The Company will provide the Buyer with a copy of the authorization so given to the transfer agent.

                  6.       CLOSING DATES.

                  a. The Initial Closing Date shall occur no later than the date which is the first Nasdaq SmallCap Market trading day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

                  b.       (i)      The Additional Closing Date shall be the
date determined in accordance with the provisions of Section 4(l) hereof.

                           (ii)     The closing for the Additional Preferred
Stock shall be conducted upon the same terms and conditions as those applicable to the Initial Preferred Stock.

                  c. Each closing of the purchase and issuance of Preferred Stock shall occur on the relevant Closing Date at the offices of the Escrow Agent and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyer.

                  d. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the relevant Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

                  7.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The Buyer understands that the Company's obligation to sell the relevant Preferred Stock to the Buyer pursuant to this Agreement on the relevant Closing Date is conditioned upon:

                  a. The Buyer's execution and delivery of this Agreement and the other Transaction Agreements contemplated to be signed by the Buyer;

                  b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the relevant Preferred Stock in accordance with this Agreement;

                  c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date;

                  d. Except to the extent contemplated by specific provisions of the Transaction Agreements, there shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby to an extent materially greater than contemplated herein, or requiring any consent or approval which shall not have been obtained; and

                  e. From and after the date hereof to and including such Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on The NASDAQ/SmallCap Market shall not have been suspended or limited, nor shall minimum prices been established for securities traded on The NASDAQ/SmallCap Market, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Company makes it impracticable or inadvisable to sell the Preferred Stock.

                  8.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                  The Company understands that the Buyer's obligation to purchase the Preferred Stock on the relevant Closing Date is conditioned upon:

                  a. The adoption of the Certificate of Designations by all necessary corporate action of the Company and the filing of all filings necessary to effectuate the Certificate of Designations as a part of the charter documents of the Company;

                  b. The execution and delivery of this Agreement and the other Transaction Agreements by the Company;

                  c. Delivery by the Company to the Escrow Agent of the relevant Certificates in accordance with this Agreement;

                  d. The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

                  e. On such Closing Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;

                  f. On such Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in ANNEX III attached hereto;

                  g. Except to the extent contemplated by specific provisions of the Transaction Agreements, there shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby to an extent materially greater than contemplated herein, or requiring any consent or approval which shall not have been obtained (and in particular the consent of the holders of Series A and Series B Convertible Preferred Stock to such transactions shall have been obtained and copies thereof provided to the Buyer);

                  h. From and after the date hereof to and including such Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on The NASDAQ/SmallCap Market shall not have been suspended or limited, nor shall minimum prices been established for securities traded on The NASDAQ/SmallCap Market, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Preferred Stock; and

                  i.       With respect to the Additional Closing Date,

                  (i) an Additional Closing Date Notice shall have been duly given in accordance with the provisions of Section 4(l);

                  (ii) all other conditions of Section 4(l) shall have been satisfied;

                  (iii) the closing bid price for the Common Stock shall not be less than the Initial Conversion Price on any of the ten (10) trading days ending on the trading day immediately prior to the date of the Additional Closing Date;

                  (iv) each of the Transaction Agreements shall continue to be in full force and effect and be applicable, to the extent relevant, to the Additional Preferred Stock and the Additional

Converted Shares (and the Company's issuance of the Additional Preferred Stock shall constitute the Company's making a representation and warranty to such effect as of such date);

                  (v) the representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects (and the Company's issuance of the Additional Preferred Stock shall constitute the Company's making each such representation and warranty as of such date) and there shall have been no material adverse change to the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole, from the Initial Closing Date through and including the Additional Closing Date (and the Company's issuance of the Additional Preferred Stock shall constitute the Company's making such representation and warranty as of such date);

                  (vi) the Company shall have timely issued all shares issuable upon conversion of the Preferred Stock or upon exercise of the Warrants prior to the date of such Additional Closing Date; and

                  (vii) the Company shall have available and shall reserve for issuance to Buyer at least two hundred percent (200%) of the number of Shares which would be issued on (x) conversion of all unconverted Initial Preferred Stock and all Additional Preferred Stock and (y) exercise of all unexercised Warrants, including the Warrants to be issued on the Additional Closing Date.

                  9.       GOVERNING LAW:  MISCELLANEOUS.

                  a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

                  b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                  f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

                  g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                  j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  10. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

                  (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

                  (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

                  (c) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:     Titan Motorcycle Co. Of America
             At its address at the head of this Agreement
             Attn: Frank Keery
             Telephone No.: (602) 861-6977
             Telecopier No.: (602) 331-0941
             with a copy to:

             Snell & Wilmer LLP
             One Arizona Center
             Phoenix, AZ 85048
             Attn: Richard Stagg, Esq.
             Telephone No.: (602) 382-6000
             Telecopier No.: (602) 382-6070

BUYER:       At the address set forth on the signature page of this Agreement.

             with a copy to:

             Krieger & Prager LLP
             39 Broadway
             Suite 1440
             New York, NY 10006
             Attn: Samuel Krieger, Esq.
             Telephone No.: (212) 363-2900
             Telecopier No.  (212) 363-2999

ESCROW AGENT:Krieger & Prager LLP
             39 Broadway
             Suite 1440
             New York, NY 10006
             Attn: Samuel Krieger, Esq.
             New York, New York 10016
             Telephone No.: (212) 363-2900
             Telecopier No.  (212) 363-2999

                  11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the Warrants and the payment of the Purchase Price, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.

STATED VALUE OF PREFERRED STOCK:                       $
                                                        -----------------

PURCHASE PRICE OF PREFERRED STOCK:                     $
                                                        -----------------

                             SIGNATURES FOR ENTITIES

         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase
Agreement to be duly executed on its behalf this   day        , 2000.



--------------------------------       ----------------------------------
Address                                Printed Name of Subscriber

--------------------------------       By:-------------------------------
                                       (Signature of Authorized Person)
Telecopier No.
--------------------------------       ----------------------------------
                                       Printed Name and Title

--------------------------------
Jurisdiction of Incorporation
or Organization

 As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

TITAN MOTORCYCLE CO. OF AMERICA

By:
          ----------------------------------
Title:
          ----------------------------------
Date:                           ,2000
          ----------------------------------

         ANNEX I           CERTIFICATE OF DESIGNATIONS

         ANNEX II          JOINT ESCROW INSTRUCTIONS

         ANNEX III         OPINION OF COUNSEL

         ANNEX IV          REGISTRATION RIGHTS AGREEMENT

         ANNEX V           COMPANY DISCLOSURE MATERIALS

         ANNEX VI          FORM OF WARRANT

                                                                         ANNEX V
                                                                              TO
                                                   SECURITIES PURCHASE AGREEMENT


                          COMPANY DISCLOSURE MATERIALS



                           [TO BE PREPARED BY COMPANY]